UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 27, 2018

                                  JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

 (858) 571-2121
 (Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|  |  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on February 27, 2018. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of the nine members of the board of directors; (2) Ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending September 30, 2018; and (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation. All directors were elected; and Proposals (2) and (3) were approved.  The final voting results are set forth below.

(1)  The following directors were elected by the affirmative vote of a majority of votes cast for that director (abstentions and broker non-votes are not counted either as a vote cast “for” or “against):

Nominees for Director	Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
	Number	% of Votes Cast
Leonard A. Comma	23,346,416	98.52	351,415	12,057	2,267,689
David L. Goebel	23,415,549	98.79	286,840	7,499	2,267,689
Sharon P. John	23,475,002	99.04	227,181	7,705	2,267,689
Madeleine A. Kleiner	21,740,700	91.72	1,963,899	5,289	2,267,689
Michael W. Murphy	23,288,573	98.26	413,303	8,012	2,267,689
James M. Myers	23,683,540	99.92	18,853	7,495	2,267,689
David M. Tehle	23,308,138	98.34	394,276	7,474	2,267,689
John T. Wyatt	23,683,958	99.92	18,498	7,432	2,267,689
Vivien M. Yeung	23,474,803	99.04	227,626	7,459	2,267,689

(2)  The appointment of KPMG LLP was ratified by a majority of the votes cast (there were no broker non-votes on this proposal):

Votes Cast For		Votes Cast Against	Abstain
Number	% of Votes Cast
25,642,497	98.71	320,280	14,800

(3)  The compensation of named executive officers was approved, on an advisory basis, by a majority of the votes cast (abstentions are counted as votes “against” the proposal; broker non-votes are not counted as either “for” or “against” the proposal):

Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
Number	% of Votes Cast
23,272,763	98.16	298,108	139,017	2,267,689

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/S/ JERRY P. REBEL
Jerry P. Rebel
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: February 28, 2018